DREYFUS GLOBAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    It is my pleasure to introduce the new manager of Dreyfus Global Bond Fund, Christine Downton, who took over the portfolio in mid-September. In addition to being a portfolio manager with The Dreyfus Corporation, Christine is chief investment officer of our affiliate, Pareto Partners, a leading investment firm based in London.
    Christine's experience includes serving as an economic advisor to the Bank of England and the Federal Reserve Bank of New York, as international strategist for N. M. Rothschild and Sons Ltd. (London) and head of investment operations for County Bank (U.K.), later renamed County NatWest Investment Management Limited. Under her leadership that bank became an acknowledged leader in quantitative global fund management.
    Christine holds a BSc and PhD in Economics from the London School of Economics as well as an MA in Economics from the New School of Social Research.
    We are delighted that Christine Downton is managing investor assets for The Dreyfus Corporation and for investors in Dreyfus Global Bond Fund. Her first letter to the Fund's shareholders follows.
                              Sincerely,
                          [Stephen Canter signature logo]
                              Stephen Canter
                              Chief Investment Officer
                              The Dreyfus Corporation


DREYFUS GLOBAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that during a period marked by strong overseas bond markets, but weak underlying currencies, the Dreyfus Global Bond Fund, Inc. was able to deliver an exceptional U.S. dollar return to investors. Over the third and fourth quarter, and for the entire fiscal year, the Fund was able both to outperform its benchmark bond index and generate a return well in excess of the U.S. bond market.
Economic Environment
    Bond market participants have been impressed in recent months by the benign economic and financial news that has appeared. Mostly, investors have realized that the spike in U.S. economic activity earlier in the year would not be sustained and that growth had actually leveled off and begun to slow. Additionally, the generally weak economic performance within Continental Europe, along with a downturn in the Japanese economy, offered further proof that growth and inflation would not soon be on the rise in those markets either. Lending further support to the markets were the relatively restrictive fiscal policies being adopted by most European nations, as they continue to work towards the Maastricht criteria for European Monetary Union. Longer term, this trend should help to maintain a slow growth and low inflation environment within these markets. In the shorter term, though, it will cause an increase in overall volatility as proposed policies are carefully scrutinized by the markets for credibility.
Market Environment
    While global bond markets, due to concerns over accelerating U.S.
economic growth coupled with fears of rising inflation, got off to a less than exciting start this year, bond markets during the second half of the year not only settled down, but staged one of the most impressive rebounds in quite some time. Led by strong rallies in the dollar bond markets of Canada and Australia, along with the U.K. and the peripheral European markets of Italy and Spain, most markets returned anywhere from 5% to 10% during the second half of the year, in local currency terms.
    At the same time that there were strong rallies in underlying markets, the U.S. dollar was one of the best performing currencies and appreciated from 2% to 4% against the Yen and most European currencies, with the notable exception of the Pound. This dollar strength, left unchecked, would have essentially reduced the value of your non-U.S. bond returns by the amount of its appreciation. To counteract this effect and deliver strong underlying bond market gains to our investors in U.S. dollar terms, we aggressively hedged the portfolio back to the U.S. dollar over this period. Over the six-month period, anywhere from 50% to 85% of the portfolio was hedged against the U.S. dollar, thus ensuring that a significant portion of the foreign bond gains were captured and delivered to shareholders.
Investment Philosophy and Process
    The Dreyfus Global Bond Fund employs an allocation strategy that is based on the belief that exploitable inefficiencies exist in global bond markets. These inefficiencies derive from a variety of sources, including the differing behavior of domestic and global investors. Investors tend to desire strong confirmation of fundamental developments prior to making investment decisions, and frequently focus on only one or two factors at a time, rather than assessing the whole environment for currencies and bonds. This can lead to favorable or negative developments being ignored on a three- to six-month time horizon. In consequence, markets frequently overreact to events, driving bonds to extremes of value. To profit from these situations, multiple variables, along with a number of dimensions pertaining to each variable, must be analyzed. Assessing all of these variables across a wide range of global markets involves a massive information-processing task. To achieve consistent analysis across this huge array of information, the Dreyfus Global Bond Allocation strategy utilizes advanced analytical techniques called Knowledge Based Systems. The Knowledge Based System that we use encodes investment rules developed by our senior investment professionals that facilit ate the analysis of this huge array of information.

    The output from this Knowledge Based System is composed of estimated divergences from fair value in global bond markets, short-term interest forecasts and an assessment of the environment for currencies. An optimization process is then applied to build a portfolio with the optimum risk/reward trade-off. This portfolio is rebalanced each month.
    Currency risk is controlled by incorporating a proprietary Currency Risk Modeling overlay strategy. This technology explicitly manages the currency risk by protecting the portfolio back to the U.S. dollar in times of dollar strength.
    Our strategy is to invest only in sovereign bonds and, for diversification purposes, high quality supranational, agency and corporate issues, along with high credit quality money market instruments.
Portfolio Focus
    During the six months ended November 30, 1996, your Fund had a total return of +10.33%,* outperforming the Salomon Brothers World Government Bond Index (unhedged) by +3.45% and the same index, fully hedged, by +2.19%.** For the year ended November 30, 1996, the Fund was also able to outpace both indexes with a total return of +10.96%. It outperformed the Salomon World Government Bond Index (unhedged) by +5.39% and the same index, fully hedged, by +.90%.
    Over the second half of the year, the portfolio's average duration (remaining length to maturity of fixed income securities) was increased and continues to be slightly longer than the market average. Because of our generally positive outlook for interest rates, we shifted the overall maturity structure focus of the portfolio out of the three- to ten-year maturity range and into securities with maturities of between five and fifteen years. This maturity structure and longer than market duration were positive contributors to the Fund's performance.
    In addition to lengthening the Fund's maturity characteristics, we also reduced the number of overall markets held in the portfolio from eleven at the end of May to six currently. While there were good opportunities in most bond markets, we began at the end of the third quarter to focus the holdings in those markets which were relatively the most attractive, as indicated by our value model. The portfolio held substantial positions over the last quarter of the fiscal year in the U.K., Canadian and Australian markets, which were three of the best performing markets in U.S. dollar terms over this period. This decision was by far the single largest contributor to the Fund's strong performance during the second half of the year.
    The Fund continued its aggressive hedging policy to ensure that we captured and delivered to shareholders, in U.S. dollars, the gains realized in foreign bond markets. This hedging activity served the Fund very well particularly during the second half of the year as the U.S. dollar appreciated against most other currencies. At November's end, over 50% of the Fund was hedged back to the U.S. dollar as part of our work to protect the portfolio from adverse currency fluctuations.
    Finally, we note that the Fund was able to end this fiscal year on a very positive note. From both an absolute and relative basis compared to the benchmark indices, the Fund performed well during this entire year. This confirmed our shareholders' decision to add a component of global bonds to their allocation mix.
                              Sincerely,
                          [Christine Downton signature logo]
                              Christine Downton
                              Portfolio Manager
December 20, 1996
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund, which can invest in both corporate and government bonds, the Salomon Brothers World Government Bond Index is a market-capitalization weighted index consisting of debt issues of 14 government bond markets.


DREYFUS GLOBAL BOND FUND, INC.                              NOVEMBER 30, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL BOND FUND, INC. AND THE
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX
[Exhibit A:
Dollars
$13,041
Dreyfus Global
Bond Fund
$12,726
Salomon Brothers
World Government
Bond Index*
*Source: Lipper Analytical Services, Inc.]
Average Annual Total Returns
                One Year Ended               From Inception (3/18/94)
              November 30, 1996                to November 30, 1996
                ___________                       ______________
                    10.96%                            10.31%
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Global Bond Fund, Inc. on 3/18/94 (Inception Date) to a $10,000 investment made in the Salomon Brothers World Government Bond Index on that date. For comparative purposes, the value of the Index on 3/31/94 is used as the beginning value on 3/18/94. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Salomon Brothers World Government Bond Index is a fixed-income index and is a market-capitalization weighted benchmark that tracks the performance and covers debt issues of 14 government bond markets. The Index measures the total rate-of-return performance for government bond markets with a remaining maturity of at least one year and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                       NOVEMBER 30, 1996
                                                                                              Principal
Bonds and Notes-89.9%                                                                          Amount                 Value
                                                                                               ______                 ______
  Banking-3.1%                   Bayerische Landesbank Girozentrale,
                                       Sr. Bonds, 7 7/8%, 2006..............            $     327,990 (a)      $     333,730
                                                                                                                      ______
  Chemicals-4.8%                 Imperial Chemical Industries,
                                       Bonds, 9 3/4%, 2005..................                  462,550 (a)            513,141
                                                                                                                      ______
  Financial Services-5.9%        Abbey National Treasury Services plc,
                                       Bonds, 8%, 2003......................                  504,600 (a)            515,954
                                     Baden-Wuerttembergische Landers-Finance NV,
                                       Gtd. Bonds, 6 1/2%, 2008.............                  114,434 (b)            118,497
                                                                                                                      ______
                                                                                                                     634,451
                                                                                                                      ______
  Miscellaneous-3.8%             Petroleos Mexicanos,
                                       Gtd. Notes, 9%, 2003.......................            168,200 (a)            158,423
                                     Treasury Corp. of Victoria,
                                       Bonds (Gtd. by The Government of Victoria),
                                       7 1/4%, 2003.........................                  252,340 (c)            252,813
                                                                                                                      ______
                                                                                                                     411,236
                                                                                                                      ______
  Pharamaceuticals-3.1%          Glaxo Wellcome plc,
                                       Sr. Notes, 8 3/4%, 2005..................              319,580 (a)            338,156
                                                                                                                      ______
  Real Estate-4.6%               Land Securities,
                                       Deb., 9 1/2%, 2007...............................      454,140 (a)            497,283
                                                                                                                      ______
  Telecommunications-3.4%        Telstra Ltd.,
                                       Bonds, 6%, 2006..............................          363,706 (d)            361,888
                                                                                                                      ______
  Transportation-3.6%            Societe National des Chemins de fer Francais,
                                       Deb., 7 1/2%, 2008...................                  344,564 (d)            386,557
                                                                                                                      ______
  Foreign/
    Governmental-52.8%           Bundesrepublik Deutschland,
                                       7 3/8%, 2005.........................                  374,512 (b)            417,132
                                 Commonwealth of Australia,
                                       Bonds, 8 3/4%, 2008..................                1,546,600 (c)          1,730,568
                                 France O.A.T.,
                                       Deb., 8 1/2%, 2008...................                  665,773 (d)            819,034
                                 Queensland Treasury,
                                       Global Notes, 8%, 2003...............                  171,754 (c)            179,590
                                 Republic of Finland,
                                       Deb., 8%, 2003.......................                  504,600 (a)            518,477
                                Republic of Italy (Buoni del Tesoro Poliennali),
                                       Bonds, 8 3/4%, 2006..................                  415,842 (e)            454,099
                                 United Kingdom Gilt Edged Securities:
                                       7 1/2%, 2006.........................                  454,140 (a)            458,681
                                       8 1/2%, 2007.........................                1,034,430 (a)          1,116,215
                                                                                                                      ______
                                                                                                                   5,693,796
                                                                                                                      ______

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    NOVEMBER 30, 1996
                                                                                              Principal
Bonds and Notes (continued)                                                                    Amount                 Value
                                                                                               ______                 ______
  Supranational-4.8%             European Investment Bank,
                                       Notes, 8%, 2003......................            $     504,600 (a)      $     521,630
                                                                                                                      ______
                                 TOTAL BONDS AND NOTES
                                       (cost $8,957,317)....................                                    $  9,691,868
                                                                                                                      ======
Short-Term Investments-1.5%
  U.S. Treasury Bills;           5.09%, 12/19/1996
                                       (cost $158,595).............................     $     159,000          $     158,569
                                                                                                                      ======
TOTAL INVESTMENTS (cost $9,115,912).........................................                    91.4%           $  9,850,437
                                                                                                      ====            ======
CASH AND RECEIVABLES (NET)..................................................                     8.6%          $     928,575
                                                                                                      ====            ======
NET ASSETS..................................................................                   100.0%            $10,779,012
                                                                                                      ====            ======
Notes to Statement of Investments:
    (a)  Denominated in British Pounds.
    (b)  Denominated in German Deutsche Marks.
    (c)  Denominated in Australian Dollars.
    (d)  Denominated in French Francs.
    (e)  Denominated in Italian Lire.




See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                             NOVEMBER 30, 1996
                                                                                                         Cost             Value
                                                                                                        ______            ______
ASSETS:                          Investments in securities-See Statement of Investments           $  9,115,912      $  9,850,437
                                 Cash.......................................                                               6,881
                                 Cash denominated in foreign currencies.....                         1,279,321         1,292,404
                                 Interest receivable........................                                             328,951
                                 Receivable for forward currency exchange contracts                                       14,924
                                 Prepaid expenses...........................                                              42,401
                                 Due from The Dreyfus Corporation and affiliates                                           1,412
                                                                                                                          ______
                                                                                                                      11,537,410
                                                                                                                          ______
LIABILITIES:                     Due to Distributor.........................                                               2,177
                                 Payable for investment securities purchased and
                                 forward currency exchange contracts                                                     603,225
                                 Net unrealized (depreciation) on forward currency
                                 exchange contracts-Note 3(a)                                                            100,784
                                 Accrued expenses...........................                                              52,212
                                                                                                                          ______
                                                                                                                         758,398
                                                                                                                          ______
NET ASSETS..................................................................                                         $10,779,012
                                                                                                                          ======
REPRESENTED BY:                  Paid-in capital............................                                         $10,064,044
                                 Accumulated undistributed investment income-net                                          68,157
                                 Accumulated net realized gain (loss) on investments
                                 and foreign currency transactions                                                        (9,698)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments and foreign currency transactions                                        656,509
                                                                                                                          ______
NET ASSETS..................................................................                                         $10,779,012
                                                                                                                          ======
SHARES OUTSTANDING
(300 million shares of $.001 par value Common Stock authorized).............                                             817,857
NET ASSET VALUE, offering and redemption price per share....................                                              $13.18
                                                                                                                          ======


See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                    YEAR ENDED NOVEMBER 30, 1996
INVESTMENT INCOME

INCOME                           Interest Income (net of $1,254 foreign taxes
                                     withheld at source)....................                                         $1,048,173
EXPENSES:                        Management fee-Note 2(a)...................                       $101,805
                                 Shareholder servicing costs-Note 2(b)......                         44,679
                                 Audit fees.................................                         39,070
                                 Directors' fees and expenses-Note 2(c).....                         24,247
                                 Legal fees.................................                         21,339
                                 Registration fees..........................                         16,668
                                 Prospectus and shareholders' reports.......                         12,294
                                 Custodian fees.............................                          7,842
                                 Miscellaneous..............................                         22,586
                                                                                                      _____
                                       Total Expenses.......................                        290,530
                                 Less-reduction in management fee due to
                                     undertakings-Note 2(a).................                        (96,116)
                                                                                                      _____
                                       Net Expenses.........................                                            194,414
                                                                                                                         ______
INVESTMENT INCOME-NET.......................................................                                            853,759
                                                                                                                         ______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments and
                                     foreign currency transactions..........                       $647,416
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                        165,101
                                                                                                      _____
                                       Net Realized Gain (Loss).............                                            812,517
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions......                                           (391,286)
                                                                                                                         ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                            421,231
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $1,274,990
                                                                                                                         ======







See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Year Ended          Year Ended
                                                                                          November 30, 1996  November 30, 1995
                                                                                             __________          __________
OPERATIONS:
    Investment income-net.........................................                        $     853,759        $  1,079,380
    Net realized gain (loss) on investments.......................                              812,517              59,595
    Net unrealized appreciation (depreciation) on investments.....                             (391,286)          1,277,458
                                                                                                 ______              ______
      Net Increase (Decrease) in Net Assets Resulting from Operations                         1,274,990           2,416,433
                                                                                                 ______              ______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net.........................................                           (1,458,377)         (1,115,679)
                                                                                                 ______              ______
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.................................                            1,086,523           2,400,052
    Dividends reinvested..........................................                            1,257,808             928,971
    Cost of shares redeemed.......................................                           (7,861,858)         (3,425,344)
                                                                                                 ______              ______
      Increase (Decrease) in Net Assets from Capital Stock Transactions                      (5,517,527)            (96,321)
                                                                                                 ______              ______
          Total Increase (Decrease) in Net Assets.................                           (5,700,914)          1,204,433
NET ASSETS:
    Beginning of Period...........................................                           16,479,926          15,275,493
                                                                                                 ______              ______
    End of Period.................................................                          $10,779,012         $16,479,926
                                                                                                 ======              ======
UNDISTRIBUTED INVESTMENT INCOME-NET...............................                       $       68,157      $       68,497
                                                                                                 ______              ______
                                                                                                 Shares              Shares
                                                                                                 ______              ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold...................................................                               86,181             195,310
    Shares issued for dividends reinvested........................                              100,387              74,302
    Shares redeemed...............................................                             (630,010)           (277,215)
                                                                                                 ______              ______
      Net Increase (Decrease) in Shares Outstanding...............                             (443,442)             (7,603)
                                                                                                 ======              ======



See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Year Ended November 30,
                                                                                       ________________________________
PER SHARE DATA:                                                                          1996        1995        1994(1)
                                                                                         ____        ____        ____
    Net asset value, beginning of period..................................             $13.07      $12.04      $12.50
                                                                                         ____        ____        ____
    Investment Operations:
    Investment income-net.................................................                .77(2)      .85         .65
    Net realized and unrealized gain (loss)
      on investments......................................................                .55(2)     1.06        (.54)
                                                                                         ____        ____        ____
    Total from Investment Operations......................................               1.32(2)     1.91         .11
                                                                                         ____        ____        ____
    Distributions:
    Dividends from investment income-net..................................              (1.21)       (.88)       (.57)
                                                                                         ____        ____        ____
    Net asset value, end of period........................................             $13.18      $13.07      $12.04
                                                                                         ====        ====        ====
TOTAL INVESTMENT RETURN...................................................              10.96%      16.47%       1.29%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets...............................               1.34%        .81%          -
    Ratio of net investment income
      to average net assets...............................................               5.87%       6.76%       7.83%(3)
    Decrease reflected in above expense ratios
      due to undertakings by Dreyfus......................................                .66%       1.12%       2.49%(3)
    Portfolio Turnover Rate...............................................              81.34%      20.46%       4.16%(4)
    Net Assets, end of period (000's Omitted).............................            $10,779     $16,480     $15,275
    (1)  From March 18, 1994 (commencement of operations) to November 30, 1994.
    (2)  Based on average shares outstanding.
    (3)  Annualized.
    (4)  Not annualized.



See notes to financial statements.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Global Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to seek total return. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Prior to September 12, 1996, M&G Investment Management Limited ("M&G") served as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    As of November 30, 1996, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 504,642 shares of the Fund.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities are valued each business day at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    On November 29, 1996, the Board of Directors declared a cash dividend of $.063 per share from undistributed investment income-net, payable on December 2, 1996 (ex-dividend date), to shareholders of record as of the close of business on November 29, 1996.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions
DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $17,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1996. If not applied, $10,000 of the carryover expires in fiscal 2003 and $7,000 of the carryover expires in fiscal 2004.
    As of November 30, 1996, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to distribution in excess of investment income-net and a decrease in accumulated net realized losses on investments and foreign currency transactions of $573,085. This reclassification was the result of permanent book to tax differences, primarily from foreign currency transactions. In addition, the Fund reclassified $31,193 from paid-in capital to undistributed investment income-net. Net assets were not affected by these reclassifications.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a Management Agreement ("Agreement") with Dreyfus, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from December 1, 1995 through December 17, 1995 to reduce other expenses paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from December 18, 1995 through November 30, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.35% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $96,116 during the period ended November 30, 1996.
    The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Prior to September 12, 1996, pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-advisory fee was computed at the annual rate of .28 of 1% of the value of the Fund's average daily net assets and was payable monthly by Dreyfus.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 1996, the Fund was charged by the Distributor an aggregate of $36,359 pursuant to the Shareholder Services Plan.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $5,734 during the period ended November 30, 1996.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS GLOBAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 1996 amounted to $11,084,601 and $17,533,555, respectively.
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1996:

                                                          Foreign                                         Unrealized
                                                          Currency                                       Appreciation
Forward Currency Contracts:                                Amount            Proceeds        Value      (Depreciation)
______________                                            ________            _______       _______         _______
Sales:
___
    Australian Dollars, expiring 1/16/97.                  2,913,000        $2,301,271   $2,368,560      $  (67,289)
    British Pounds, expiring 1/16/97.....                  1,270,000         2,042,093    2,134,235         (92,142)
    French Francs, expiring 1/16/97......                  8,250,000         1,616,491    1,583,250          33,241
    German Deutsche Marks, expiring 1/16/97                3,200,580         2,125,559    2,086,563          38,996
Purchases:                                                                   Cost
_____                                                              _______
    Dutch Guilders, expiring 1/16/97.....                  1,000,000           591,980      581,801         (10,179)
    Italian Lire, expiring 1/16/97.......                770,000,000           502,896      507,146           4,250
    Japanese Yen, expiring 1/16/97.......                 36,000,000           325,682      318,021          (7,661)
                                                                                                             ______
      TOTAL..............................                                                                 $(100,784)
                                                                                                             ======

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchase of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.
    (B) At November 30, 1996, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $633,741, consisting of $827,179 gross unrealized appreciation and $193,438 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS GLOBAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Global Bond Fund, Inc., including the statement of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Bond Fund, Inc. at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]
New York, New York
January 10, 1997


[Dreyfus lion "d" logo]
DREYFUS GLOBAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                           098AR9611
[Dreyfus logo]
Global Bond
Fund, Inc.
Annual Report
November 30, 1996